POLARIS ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)

INDEX

Page

Reported Independent Registered Public Accounting Firm	F-2

Financial Statements

Balance Sheet as of January 17, 2008	F-3

Statement of Operations for the periods from June 18, 2007 (inception) to January 17, 2008 and January 1, 2008 to January 17, 2008	F-4

Statement of Stockholders' Equity for the periods from June 18, 2007 (inception) to January 17, 2008 and January 1, 2008 to January 17, 2008	F-5

Statement of Cash Flows for the periods from June 18, 2007 (inception) to January 17, 2008 and January 1, 2008 to January 17, 2008	F-6

Notes to Financial Statements for the period from June 18, 2007 (inception) to January 17, 2008	F-7

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
Polaris Acquisition Corp.

We have audited the accompanying balance sheet of Polaris Acquisition Corp. (a corporation in the development stage) as of January 17, 2008, and the related statements of operations, stockholders’ equity, and cash flows for the period from January 1, 2008 to January 17, 2008 and the cumulative period from June 18, 2007 (inception) to January 17, 2008. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Polaris Acquisition Corp. as of January 17, 2008 and the results of its operations and its cash flows for the period from January 1, 2008 to January 17, 2008 and the cumulative period from June 18, 2007 (inception) to January 17, 2008, in conformity with United States generally accepted accounting principles.

/s/ Goldstein Golub Kessler LLP

GOLDSTEIN GOLUB KESSLER LLP
New York, New York

January 23, 2008

Polaris Acquisition Corp.
( a corporation in the development stage )
BALANCE SHEET
As of January 17, 2008

January 17,
2008

ASSETS

Cash	$355,813
Investments Held in Trust	143,250,000
Investments Held in Trust from Underwriter	6,750,000
Prepaid and Other Expenses	29,917

Total Assets	$150,385,730

LIABILITIES AND STOCKHOLDERS' EQUITY

Current Liabilities:

Accrued Operating Expenses	$15,044
Accrued Offering Costs	101,648
Due to Affiliate	12,911
Note Payable to Affiliate	100,000
Deferred Underwriting Fee	6,750,000

Total Liabilities	6,979,603

Common Stock, subject to possible conversion of 4,499,990 shares at conversion value	44,999,990

Commitments (Note 4)

Stockholders' Equity

Preferred stock, $.0001 par value Authorized 1,000,000 shares; none issued and outstanding	-
Common stock, $.0001 par value Authorized 55,000,000 shares
Issued and outstanding 19,312,500 shares (which includes 4,449,990 shares subject to possible
conversion)	1,931

Additional Paid in Capital	98,407,106

Deficit Accumulated During the Development Stage	(2,900)

Total Stockholders' Equity	98,406,137

Total Liabilities and Stockholders' Equity	$150,385,730

See Notes to Financial Statements

Polaris Acquisition Corp.
( a corporation in the development stage )
STATEMENT OF OPERATIONS

	Period from	Cumulative period from
	January 1, 2008 to January 17, 2008	June 18, 2007 to January 17, 2008

Formation Costs	$-	$(1,062)
Other Administrative & General Expenses	(15,044)	(15,044)

Total Operating Expenses	(15,044)	(16,106)

Interest Income	12,817	13,206

Net Loss	$(2,227)	$(2,900)

Weighted Average Shares Outstanding - Basic and Diluted	5,702,206	5,216,881

Basic and Diluted Net Loss Per Share	$-	$-

See Notes to Financial Statements

Polaris Acquisition Corp.
( a corporation in the development stage )
STATEMENT OF STOCKHOLDERS' EQUITY
For the Period from June 18, 2007 (Inception) to January 17, 2008

	Common Stock		Additions	Deficit Accumulated During the
	Shares	Amount	Paid - In Capital	Development Stage	Stockholders' Equity

Issuance of Units to Founders on June 18, 2007 at approximately $0.005 per share	5,175,000	$518	$24,482		$25,000

Net Loss				(673)	(673)

Balance at December 31, 2007	5,175,000	518	24,482	(673)	24,327

Contributation of shares to capital on January 11, 2008	(862,500)	(87)	87		-

Sale of 4,500,000 Private Placement Warrants on January 17, 2008 at $1 per warrant			4,500,000		4,500,000

Sale of 15,000,000 units on January 17, 2008 at $6 per unit through public offering (net of underwriter's discount and offering expenses) including 4,499,999 shares subject to possible conversion	15,000,000	1,500	138,882,527		138,884,027

Proceeds subject to possible conversion			(44,999,990)		(44,999,990)

Net Loss				(2,227)	(2,227)

Balance at January 17, 2008	19,312,500	$1,931	$98,407,106	$(2,900)	$98,406,137

See Notes to Financial Statements

Polaris Acquisition Corp.
( a corporation in the development stage )
STATEMENT OF CASH FLOWS

	Period from	Cumulative period from
	January 1, 2008 to January 17, 2008	June 18, 2007 to January 17, 2008
Cash Flows from Operating Activities

Net Loss	$(2,227)	$(2,900)
Adjustments to reconcile net loss to net cash used in operating activities
Accrued operating expenses	15,044	15,044
Increase in prepaid and other expenses	(29,917)	(29,917)

Net Cash Used in Operating Activities	(17,100)	(17,773)

Cash Flows from Investing Activities

Investments placed in trust	(150,000,000)	(150,000,000)

Net Cash Used in Investing Activities	(150,000,000)	(150,000,000)

Cash Flows from Financing Activities

Proceeds from sale of units to public	150,000,000	150,000,000
Proceeds from private placement of warrants	4,500,000	4,500,000
Proceeds from sale of units to Founders	-	25,000
Proceeds from notes payable to affiliates of Founders	-	100,000
Proceeds from due to affiliates	-	12,911
Payment of offering costs	(4,139,888)	(4,264,325)

Net Cash Provided by Financing Activities	150,360,112	150,373,586

Net Increase in Cash	343,012	355,813

Cash at Beginning of Period	12,801	-

Cash at End of Period	$355,813	$355,813

Supplemental Disclosure of Noncash Financing Activates

Accrual of deferred offering costs	$50,283	$101,648

Accrual of deferred underwriting fee	$6,750,000	$6,750,000

See Notes to Financial Statements

POLARIS ACQUISITION CORP.
(A CORPORATION IN THE DEVELOPMENT STAGE)
NOTES TO FINANCIAL STATEMENTS

Note 1.	ORGANIZATION AND BUSINESS OPERATIONS

Polaris Acquisition Corp. (the "Company") was incorporated in Delaware on June 18, 2007 for the purpose of effecting a merger, stock exchange, asset acquisition, stock purchase, reorganization or other similar business combination with an operating business.

At January 17, 2008, the Company had not yet commenced any operations. All activity through January 17, 2008 relates to the Company's formation and the initial public offering ("the Offering") described below. The Company has selected December 31 as its fiscal year-end.

The registration statement for the Company's Offering (as described in Note 2) was declared effective on January 14, 2008. The Company consummated the Offering on January 17, 2008, and received gross proceeds of approximately $154,500,000, including $4,500,000 of proceeds from the private placement ("the Private Placement") sale of 4,500,000 sponsors’ warrants to certain affiliates of the Company. The net proceeds were approximately $143,384,000.

The Company's management has broad discretion with respect to the specific application of the net proceeds of this Offering, although substantially all of the net proceeds of this Offering are intended to be generally applied toward consummating a business combination with an operating business ("Business Combination"). There is no assurance that the Company will be able to successfully affect a Business Combination. Upon the closing of the Offering and Private Placement, $150,000,000, including $6,750,000 of the underwriters' discounts and commissions as described in Note 2, is being held in a trust account ("Trust Account") and invested in United States "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940 having a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act of 1940 until the earlier of (i) the consummation of its first Business Combination and (ii) liquidation of the Company.

The Placing of funds in the Trust Account may not protect those funds from third party claims against the Company. Although the Company will seek to have all vendors,providers of financing, prospect target businesses or other entities it engages, execute agreements with the Company waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account, guarantee that they will execute such agreements. Two of the Company's affiliates have agreed that they will be liable under certain circumstances to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or vendors, providers of financing, service providers or other entities that are owed money by the Company for services rendered to or contracted for or products sold to the Company. There can be no assurance that they will be able to satisfy those obligations. The net proceeds not held in the Trust Account may be used to pay for business, legal and accounting due diligence on prospective acquisitions and continuing general and administrative expenses. Additionally, up to an aggregate of 1,800,000 of interest earned on the Trust Account balance may be released to the Company to fund working capital requirements and additional funds may be released to fund tax obligations.

Note 1.	ORGANIZATION AND BUSINESS OPERATIONS-Continued

The Company, after signing a definitive agreement for the acquisition of a target business, is required to submit such transaction for stockholder approval. In the event that stockholders owning 30% or more of the shares sold in the Offering vote against the Business Combination and exercise their conversion rights described below, the Business Combination will not be consummated. All of the Company's stockholders prior to the Offering ("Founders"), have agreed to vote their founding shares of common stock in accordance with the vote of the majority of the shares voted by all other stockholders of the Company ("Public Stockholders") with respect to any Business Combination and in favor of an amendment to our certificate of incorporation to provide for the Company's perpetual existence. After consummation of a Business Combination, these voting safeguards will no longer be applicable.

With respect to a Business Combination which is approved and consummated, any Public Stockholder who voted against the Business Combination may demand that the Company convert his or her shares. The per share conversion price will equal the amount in the Trust Account, calculated as of two business days prior to the consummation of the proposed Business Combination, divided by the number of shares of common stock held by Public Stockholders at the consummation of the Offering. Accordingly, Public Stockholders holding 4,499,999 shares sold in the Offering may seek conversion of their shares in the event of a Business Combination. Such Public Stockholders are entitled to receive their per share interest in the Trust Account computed without regard to the shares of common stock held by the Founders prior to the consummation of the Offering. Accordingly, a portion of the net proceeds from the Offering (29.99% of the amount held in Trust Fund, including the deferred portion of the underwriters' discount and commission) has been classified as common stock subject to possible conversion on the accompanying January 17, 2008 balance sheet.

The Company's Certificate of Incorporation provides that the Company will continue in existence only until 24 months from the Effective Date of the Offering. If the Company has not completed a Business Combination by such date, its corporate existence will cease and it will dissolve and liquidate for the purposes of winding up its affairs. In the event of liquidation, it is likely that the per share value of the residual assets remaining available for distribution (including Trust Fund assets) will be less than the initial public offering price per share in the Offering (assuming no value is attributed to the Warrants contained in the Units to be offered in the Offering discussed in Note 2).

CONCENTRATION OF CREDIT RISK

The Company maintains cash in a bank deposit account which, at times, exceeds federally insured (FDIC) limits. The Company has not experienced any losses on this account.

DEFERRED INCOME TAXES

Deferred income taxes are provided for the differences between bases of assets and liabilities for financial reporting and income tax purposes. A valuation allowance is established when necessary to reduce deferred tax assets to the amount expected to be realized.

Note 1.	ORGANIZATION AND BUSINESS OPERATIONS-Continued

DEFERRED INCOME TAXES-Continued

The Company recorded a deferred income tax asset for the tax effect of temporary differences, aggregating approximately $986. In recognition of the uncertainty regarding the ultimate amount of income tax benefits to be derived, the Company has recorded a full valuation allowance at January 17, 2008.

The effective tax rate differs from the statutory rate of 34% due to the increase in the valuation allowance.

LOSS PER COMMON SHARE

Loss per share is computed by dividing net loss by the weighted-average number of shares of common stock outstanding during the period. The effect of the 15,000,000 outstanding warrants issued in connection with the Offering, the 4,500,000 outstanding warrants issued in connection with the Founders' initial unit purchase and the 4,500,000 outstanding warrants issued in connection with the Private Placement has not been considered in diluted loss per share calculations since the effect of such warrants would be antidilutive.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The fair values of the Company's assets and liabilities that qualify as financial instruments under SFAS No. 107 "Disclosures about Fair Value of Financial Instrument," approximate their carrying amounts presented in the balance sheet at January 17, 2008.

The Company accounts for derivative instruments, if any, in accordance with SFAS No. 133 "Accounting for Derivative Instruments and Hedging Activities" as amended ("SFAS 133"), which establishes accounting and reporting standards of derivative instruments.

NEW ACCOUNTING PRONOUNCEMENTS

In July 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes," an interpretation of FASB Statement No. 109 ("FIN 48"), which provides criteria for the recognition, measurement, presentation and disclosure of uncertain tax position. A tax benefit from an uncertain position may be recognized only if it is "more likely than not" that the position is sustainable based on its technical merits. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. The adoption of FIN 48 did not have a material effect on the Company's financial condition or results of operations.

Note 1.	ORGANIZATION AND BUSINESS OPERATIONS-Continued

NEW ACCOUNTING PRONOUNCEMENTS-Continued

The Company does not believe that any recently issued, but not yet effective, accounting standards if currently adopted would have a material effect on the accompanying financial statements.

Note 2.	INITIAL PUBLIC OFFERING

On January 17, 2008 the Company sold 15,000,000 units ("Units") in the Offering at a price of $10 per Unit. Each Unit consists of one share of the Company's common stock and one Redeemable Common Stock Purchase Warrant ("Warrants"). Each Warrant will entitle the holder to purchase from the Company one share of common stock at an exercise price of $7.00 commencing the later of the completion of a Business Combination and 15 months from the effective date of the Offering and expiring five years from the effective date of the Offering. The Company may redeem all of the Warrants, at a price of $.01 per Warrant upon 30 days' notice while the Warrants are exercisable, only in the event that the last sale price of the common stock is at least $14.25 per share of any 20 trading days within a 30 trading day period ending on the third day prior to the date on which notice of redemption is given. In accordance with the warrant agreement relating to the Warrants to be sold and issued in the Offering, the Company is only required to use its best efforts to maintain the effectiveness of the registration statement covering the Warrants. The Company will not be obligated to deliver securities, and there are no contractual penalties for failure to deliver securities, if a registration statement is not effective at the time of exercise. Additionally, in the event that a registration is not effective at the time of exercise, the holder of such Warrant shall not be entitled to exercise such Warrant and in no event (whether in the case of a registration statement not being effective or otherwise) will the Company be required to net cash settle the warrant exercise. Consequently, the Warrants may expire unexercised and unredeemed.

The Company entered into an agreement with the underwriters of the Offering (the "Underwriting Agreement"). The Underwriting Agreement requires the Company to pay 2.5% of the gross proceeds of the Offering as an underwriting discount plus an additional 4.5% of the gross proceeds of the Offering only upon consummation of a Business Combination. The Company paid an underwriting discount of 2.5% of the gross proceeds of the Offering ($3,750,000) in connection with the consummation of the Offering and has placed 4.5% of the gross proceeds of the Offering ($6,750,000) in the Trust Account. The Company did not have to pay any discount related to the Sponsors' Warrants sold on a private basis. The underwriters have waived their right to receive payment of the 4.5% of the gross proceeds for the Offering upon the Company's liquidation if the Company is unable to complete a Business Combination.

Pursuant to purchase agreements, certain of the Initial Stockholders have purchased from the Company, in the aggregate, 4,500,000 warrants for $4,500,000 (the Sponsors' Warrants). The purchase and issuance of the Sponsors' Warrants occurred simultaneously with the consummation of the Offering on a private placement basis. All of the proceeds the Company received from these purchases were placed in the Trust Account. The Sponsors' Warrants are identical to the Warrants included in the Units being offered in the Offering except that if the Company calls the warrants for redemption, the Sponsors' Warrants will be exercisable on a cashless basis so long as such warrants are held by the initial purchasers or their affiliates. The Sponsors' Warrants may not be sold or transferred until 45 days after the consummation of a Business Combinations. The purchase price of the Sponsors' Warrants has been determined to be the fair value of such warrants as of the purchase date.

Note 3.	NOTE PAYABLE TO AFFILIATE AND RELATED PARTY TRANSACTIONS

The Company issued an aggregate $100,000 unsecured promissory note to an affiliated company on July 12, 2007. The note is non-interest bearing and is payable on the earlier of the consummation of the offering by the Company or July 12, 2008.

An affiliated company advanced $12,911. No formal repayment arrangement is in place and no interest is due on the advance.

The Company has entered into an administrative service agreement with an affiliated company as more fully described in Note 4 below.

Note 4.	COMMITMENTS AND RELATED PARTY TRANSACTIONS

The Company has agreed to pay up to $7,500 a month in total for office space and general and administrative services to an affiliated company. Services will commence on the effective date of the offering and will terminate upon the earlier of (i) the completion of the Business Combination, or (ii) the Company's liquidation for the period ended January 17, 2008 . The Company has incurred $4,113 related to this agreement which is included in Administrative and General Expenses.

Pursuant to letter agreements which the Founders have entered into with the Company and the underwriters, the Founders have waived their right to receive distributions with respect to their founding shares upon the Company's liquidation.

Note 5.	PREFERRED STOCK

The Company is authorized to issue 1,000,000 shares of preferred stock with such designations, voting and other rights and preferences as may be determined from time to time by the Board of Directors.

The agreement with the underwriters prohibits the Company, prior to a Business Combination, from issuing preferred stock which participates in the proceeds of the Trust Account or which votes as a class with the Common Stock on a Business Combination.

Note 6.	COMMON STOCK

On June 18, 2007, 4,312,500 shares of common stock were issued to nine (9) stockholders (initial stockholders). Such shares were purchased at an average purchase price of approximately $0.006 per share. Effective November 8, 2007, the Company's Board of Directors authorized a stock dividend of 0.2 share of common stock for each outstanding share of common stock. All references in the accompanying financial statements to the number of shares of stock have been retroactively restated to reflect this transaction. In January, 2008, the initial stockholders contributed an aggregate of 862,500 shares back to capital. if the over-allotment option is not exercised in full, the initial stockholders will forfeit the number of shares necessary to cause the initial stockholders to maintain a 20% ownership of the common shares after the Proposed Offering. The initial stockholders will forfeit 562,500 shares to the extent that the underwriters' over-allotment is not exercised.